EXHIBIT 32.01

Section 1350 Certification

In connection with this quarterly report of ML Transtrend DTP Enhanced FuturesAccess LLC (the “Company”) on Form 10-Q for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Paul Morton, Chief Executive Officer and President of Merrill Lynch Alternative Investments LLC, the manager of ML Transtrend DTP Enhanced FuturesAccess LLC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 15, 2009

By	/s/ PAUL MORTON
Paul Morton
Chief Executive Officer, President and Manager
(Principal Executive Officer)